UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2013

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169533 (1933 Act)	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Effective as of April 4, 2013, Marc T. Nemer resigned from his position as a member of our board of directors and from all committees of our board of directors. Mr. Nemer’s resignation is not due to any disagreements with us on any of our operations, policies or practices.  A copy of Mr. Nemer’s resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K. Mr. Nemer continues to serve as the chief executive officer and president of our advisor and as the president, secretary and treasurer of our dealer manager.
Effective as of April 4, 2013, Scott P. Sealy, Sr. resigned from his position as a member of our board of directors and from all committees of our board of directors. Mr. Sealy’s resignation is not due to any disagreements with us on any of our operations, policies or practices.  A copy of Mr. Sealy’s resignation letter is attached as Exhibit 99.2 to this Current Report on Form 8-K.
As a result of Mr. Nemer’s and Mr. Sealy’s resignations, our directors have determined to reduce the size of our board of directors to three members.

Item 8.01	Other Events
On March 13, 2013, Cole Credit Property Trust IV, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing a potential indirect change in control of Cole REIT Advisors IV, LLC, the Company’s advisor, and of Cole Capital Corporation, the Company’s dealer manager. On April 5, 2013, Cole Credit Property Trust III, Inc. (“CCPT III”) acquired the Company’s sponsor pursuant to a transaction whereby Cole Holdings Corporation (“Cole Holdings”) merged with and into CREInvestments, LLC (“CREI”), a wholly-owned subsidiary of CCPT III. Prior to the merger, Cole Holdings was wholly owned by Mr. Christopher H. Cole, the Company’s chairman of the board, chief executive officer and president. Cole Holdings was also an affiliate of the Company’s sponsor, the parent company and indirect owner of the Company’s advisor, and was the indirect owner of the Company’s dealer manager. As a result of the merger, the Company’s advisor and dealer manager are wholly-owned by CREI.  Also in connection with the merger, the property management services previously performed for us by Cole Realty Advisors, Inc. have been assigned to CREI Advisors, LLC, a wholly-owned subsidiary of CREI. Despite the indirect change in control of the Company’s advisor and dealer manager, and the assignment of these property management services to CREI Advisors, LLC, the Company expects that the advisory, dealer manager and property management services we receive will continue without any changes in personnel or service procedures.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
99.1 Mr. Nemer’s resignation letter, dated April 4, 2013
99.2 Mr. Sealy’s resignation letter, dated April 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2013	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit Number	Description
99.1	Mr. Nemer’s resignation letter, dated April 4, 2013
99.2	Mr. Sealy’s resignation letter, dated April 4, 2013

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